UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 25, 2005

                      GMACM Home Equity Loan Trust
          Home Equity Loan-Backed Variable Pay Revolving Notes,
                            Series 2004-HE1


New York (governing law of          333-110437-07     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code: (410) 884-2000 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On March 25, 2005 a distribution was made to holders of GMACM Home Equity Loan Trust, Home Equity Loan-Backed Variable Pay Revolving Notes Series 2004-HE1.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


             Exhibit Number    Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the March 25, 2005 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE1

              By:   Wells Fargo Bank, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 03/25/2005


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the March 25, 2005 distribution.



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                Home Equity Loan-Backed Term Notes, GMACM Series
                                    2004-HE1
                      Payment Date             3/25/2005




Servicing Certificate                                             Group 1
Beginning Pool Balance                                            1,236,632,414.41
Beginning PFA                                                                 0.00
Ending Pool Balance                                               1,228,442,340.11
Ending PFA Balance                                                           -
Principal Collections                                                60,419,746.38
Principal Draws                                                      20,631,761.48
Net Principal Collections                                                    -
Active Loan Count                                                           34,141

Interest Collections                                                  6,177,903.80

Additional Mortgage Loans - Revolving Period                         31,689,186.54
Additional Mortgage Loans - Due to Funding Event                              0.00

Net WAC Rate                                                              6.01365%
Substitution Adjustment Amount                                                0.00

Excess Cash                                                           3,231,135.40


                                                                        Beginning           Ending
Term Notes                                                               Balance            Balance      Factor      Principal
Class A-1                                                           595,000,000.00     595,000,000.00  1.0000000          0.00
Class A-2                                                           380,000,000.00     380,000,000.00  1.0000000          0.00
Class A-3                                                           284,311,000.00     284,311,000.00  1.0000000          0.00
Variable Pay Revolving Notes                                          1,628,821.46               0.00  0.0000000  1,628,821.46
Certificates                                                                -                 -            -            -

                                                                                   Interest     Security
Term Notes (cont'd)                                                  Interest      Shortfalls      %       Coupon
Class A-1                                                            1,263,383.33     0.00       47.25%    2.730%
Class A-2                                                            812,777.78       0.00       30.18%    2.750%
Class A-3                                                            632,434.02       0.00       22.58%    2.860%
Variable Pay Revolving Notes                                         3,661.23         0.00        0.00%    2.890%
Certificates                                                         1,423,572.21      -           -          -


Beginning Overcollateralization Amount                                8,527,460.83
Overcollateralization Amount Increase (Decrease)                      1,807,563.19
Outstanding Overcollateralization Amount                             10,335,024.02
Target Overcollateralization Amount                                  10,335,024.02

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00



                                                                                               Number     Percent
                                                                         Balance               of Loans   of Balance
Delinquent Loans (30 Days)*                                           7,267,881.96               196        0.59%
Delinquent Loans (60 Days)*                                             686,436.87                25        0.06%
Delinquent Loans (90 Days)*                                             697,818.52                20        0.06%
Delinquent Loans (120 Days)*                                            412,257.76                11        0.03%
Delinquent Loans (150 Days)*                                            125,052.68                 4        0.01%
Delinquent Loans (180+ Days)*                                           179,285.76                 7        0.01%
REO                                                                     149,674.79                 2        0.01%
Bankruptcy                                                            1,944,262.90                44        0.16%
Foreclosures                                                            211,645.94                 6        0.02%

*Delinquency Figures Do Not include Bankruptcy, Foreclosure, and REO.

                                                               Liquidation To-Date
Beginning Loss Amount                                                   292,524.05
Current Month Loss Amount                                                91,275.94
Current Month Recoveries                                                      0.00
Ending Loss Amount                                                      383,799.99                0.03%


                                                                  Recovery To-Date
Beginning Recovery Amount                                                29,481.25
Current Month Recovery Amount                                                 0.00
Ending Recovery Amount                                                   29,481.25



                                                                    Special Hazard               Fraud        Bankruptcy
Beginning Amount                                                              0.00                   0.00         0.00
Current Month Loss Amount                                                     0.00                   0.00         0.00
Ending Amount                                                                  -                       -             -

Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                           0.00



Funding Account
Beginning Funding Account Balance                                    32,834,867.88
Deposit to Funding Account                                           40,058,002.57
Excess Of Draws over Principal Collections                                    0.00
Payment for Additional Purchases                                     31,689,186.54
Prefunding balance sent to Funding account                                    0.00
Add Variable Funding Note                                                     0.00
Ending Funding Account Balance as of Payment Date                    41,203,683.91
Interest earned for Collection Period                                     3,873.55
Interest withdrawn related to prior Collection Period                     4,644.51

Current Month Repurchases Units                                                  1
Current Month Repurchases ($)                                            56,809.00


Bullet Termination Events                                                   Yes/No
1) Term Notes have been downgraded below AAA/Aaa by S&P
   and Moodys, respectively                                                   No

2) Trust failed to receive advance of funds from VPRN
   holder or failed to issue and sell an additional VPRN                      No

3) Enhancer Default has occurred and is continuing                            No

4-A) For 3 consecutive months, the average amount in the Funding Account not used to purchase additional balances or subsequent mortgage loans is greater than 30% of the amount actually used to purchase additional
     balances or subsequent transfer loans.                                   No

4-B) For 6 consecutive months, the average amount in the Funding Account not used to purchase additional balances or subsequent mortgage loans is greater than 20% of the amount actually used to purchase additional
     balances or subsequent transfer loans.                                   No

Funding Event                                                               Yes/No
Reserve Sub-Account balance is more than $2,000,000, provided that the
Note Balance of the VPRN has been reduced to zero and the
Overcollateralization Target Amount has been met.                             No


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